Income Tax Provision	12 Months Ended
Oct. 31, 2013
Income Tax Provision [Abstract]
Income Tax Provision
Note 6 – Income Tax Provision

Deferred Tax Assets

At October 31, 2013, the Company had net operating loss (“NOL”) carry–forwards for Federal income tax purposes of $65,146 that may be offset against future taxable income through 2033.  No tax benefit has been recorded with respect to these net operating loss carry-forwards in the accompanying financial statements as the management of the Company believes that the realization of the Company’s net deferred tax assets of approximately $22,150 was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by the full valuation allowance.

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards.  The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realization.  The valuation allowance increased approximately $5,879 and $10,929 for the fiscal year ended October 31, 2013 and 2012, respectively.

Components of deferred tax assets are as follows:

	October 31, 2013	October 31, 2012
Net deferred tax assets – Non-current:

Expected income tax benefit from NOL carry-forwards	$22,150	$16,271

Less valuation allowance	(22,150)	(16,271)

Deferred tax assets, net of valuation allowance	$-	$-

Income Tax Provision in the Statements of Operations

A reconciliation of the federal statutory income tax rate and the effective income tax rate as a percentage of income before income taxes is as follows:

	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012

Federal statutory income tax rate	34.0%	34.0%

Increase (reduction) in income tax provision resulting from:

Net operating loss (“NOL”) carry-forwards	(34.0)	(34.0)

Effective income tax rate	0.0%	0.0%